UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) February 2, 2016

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 2, 2016, The Procter & Gamble Company (the “Company”) closed an underwritten public offering of $600,000,000 aggregate principal amount of 1.850% Notes due 2021 and $600,000,000 aggregate principal amount of 2.700% Notes due 2026 under the Company’s Registration Statement on Form S-3 (Registration No. 333-199594). Legal opinions related to these notes are attached hereto as Exhibits (5)(a) and (5)(c) and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

(5)(a)	Opinion of Robert B. White, Esq., Senior Counsel of the Company.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Robert B. White, Esq., which is contained in his opinion filed as Exhibit (5)(a).

(23)(c)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit (5)(c).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
February 2, 2016

EXHIBIT INDEX

Exhibit Number	Description

(5)(a)	Opinion of Robert B. White, Esq., Senior Counsel of the Company.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Robert B. White, Esq., which is contained in his opinion filed as Exhibit (5)(a).

(23)(c)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit (5)(c).